Exhibit 99.1

Lordstown EnduranceTM Pickup Truck Achieves Full Homologation, EPA and CARB Certification Received; First Customer Vehicles Leaving Foxconn EV Ohio Plant for Delivery

LORDSTOWN, Ohio, November 29, 2022 -- Lordstown Motors Corp. (Nasdaq: RIDE), (“Lordstown Motors” or the “Company”), an original equipment manufacturer (“OEM”) of electric light duty vehicles focused on the commercial fleet market, today announced:

●	Lordstown EnduranceTM full-size battery-electric pickup truck has achieved full homologation, a key condition to start sales
●	EPA and CARB certification has been received
●	FMVSS crash and non-crash testing successfully completed
●	First customer vehicles leaving the Foxconn EV Ohio plant for delivery
●	EnduranceTM advanced to finalist in the North American Truck of the Year competition

Executive Commentary

Lordstown Motors is pleased to announce that our EnduranceTM full-size battery electric pickup truck has achieved full homologation. Certification has been received from both the EPA and CARB. These were the key conditions to start customer sales. The first units, of our initial batch of 500, are leaving the Foxconn EV Ohio plant for customer delivery. As disclosed earlier, production volume will ramp slowly and accelerate as we resolve supply chain constraints.

“I am very proud of the Lordstown Motors and Foxconn EV Ohio team for their hard work, grit, and tenacity in achieving this milestone. We are very excited to start delivering vehicles to our commercial fleet customers. The EnduranceTM will provide benefits to customers that use their vehicles for work. It optimizes key attributes of traction and maneuverability - with our in-wheel hub motors, safety - with our five-star crash performance, and value in the segment.” said Edward Hightower, Lordstown CEO and President.

We are also excited to have advanced as a finalist in the North American Truck of the Year competition. We look forward to the judges’ announcement of the winner in January.

About Lordstown Motors Corp.

Lordstown Motors is an electric vehicle (EV) OEM developing innovative light duty commercial fleet vehicles, with the Endurance all electric pickup truck as its first vehicle and being launched in the Foxconn EV plant in Lordstown, Ohio. Lordstown Motors has engineering, research and development facilities in Farmington Hills, Michigan and Irvine, California. For additional information visit www.lordstownmotors.com.

Forward Looking Statements

This press release includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "feel," "believes," expects," "estimates," "projects," "intends," "should," "is to be," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors, including, but not limited to: the need to raise substantial additional capital to execute our business plan, achieve our production targets for the Endurance, achieve scaled production of the Endurance, develop additional vehicles, to continue ongoing operations and remain a going concern, and our ability to raise such funding including under current arrangements on a reasonable timeline and with suitable terms; the cost and other impacts of contingent liabilities such as litigation, regulatory proceedings, investigations, stockholder letters and claims and availability of insurance coverage and/or adverse publicity with respect to these matters, which may have a material adverse effect, whether or not successful or valid, on our liquidity position, market price of our stock, cash projections, business prospects and ability and timeframe to obtain financing; our limited operating history and our ability to execute our business plan, including through our expanding relationship with Foxconn; our ability to raise sufficient capital in order to invest in the tooling that we expect will enable us to eventually lower the Endurance bill of materials cost, continue design enhancements of the Endurance and fund future vehicles that we may develop; the rollout of our business and the timing of expected business milestones, including the ability to ensure the completion of tooling, to establish and maintain appropriate supplier relationships, and to continue ramp up of commercial production (which is currently expected to be slow) and  start delivery of the Endurance in accordance with our projected timeline; our ability to successfully identify and implement actions that will lower the Endurance bill of materials cost; supply chain disruptions, inflation and the potential inability to source essential components and raw materials, including on a timely basis or at acceptable cost, and their consequences on production, sales and other activities; our ability to obtain binding purchase orders and build customer relationships; the risk that our technology, including our hub motors, does not perform as expected and our overall ability to deliver on the expectations of customers with respect to the pricing, performance, quality, reliability, safety and efficiency of the Endurance and to provide the levels of warranty coverage, service and support that they will require; our ability to conduct business using a direct sales model, rather than through a dealer network used by most other OEMs; the effects of competition on our ability to market and sell vehicles; our inability to retain key personnel and to hire additional personnel; the ability to protect our intellectual property rights; the failure to obtain required regulatory approvals; changes in laws or regulatory requirements or new or different interpretations of existing law; changes in governmental incentives and fuel and energy prices; the impact of health epidemics, including the COVID-19 pandemic, on our business; cybersecurity breaches and threats and compliance with privacy and data protection laws; failure to timely implement and maintain adequate financial, information technology and management processes and controls and procedures; our ability to remain in compliance with our existing financial obligations; and the possibility that we may be adversely affected by other economic, geopolitical, business and/or competitive factors, including rising interest rates and the direct and indirect effects of the war in Ukraine.

In addition, the transactions we entered into with Foxconn are subject to risks and uncertainties. No assurances can be given that we will successfully implement or that we will realize the anticipated benefits from these transactions with Foxconn, including the contract manufacturing agreement, funding arrangements and development plans. If we are unable to develop new vehicles for ourselves and potentially other customers, our business prospects, results of operations and financial condition may be adversely affected. If we are unable to maintain our relationship with Foxconn or effectively manage outsourcing the production of the Endurance to Foxconn, we may be unable to ensure continuity, quality, and compliance with our design specifications or applicable laws and regulations, which may ultimately disrupt and have a negative effect on our production and operations.

We will need additional funding and will seek strategic partnerships to execute our business plan and to achieve scaled production of the Endurance and development of other vehicles.  There can be no assurance that such financing or partnerships would be available to us on favorable terms or at all, due to several factors, including market and economic conditions, the significant amount of capital required, the fact that our bill of materials cost is currently, and expected to continue to be, substantially higher than our anticipated selling price, uncertainty surrounding regulatory approval and the performance of the vehicle, meaningful exposure to material losses related to ongoing litigation and the SEC investigation, our performance and investor sentiment with respect to us and our business and industry.

Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and Lordstown Motors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

Contacts:

Investors

Carter Driscoll

IR@lordstownmotors.com

Media

Colleen Robar

crobar@robarpr.com

313-207-5960